                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-9537
                                                     --------

                   Colonial California Insured Municipal Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

               One Financial Center, Boston, Massachusetts 02111
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                         James R. Bordewick, Jr., Esq.
                       Columbia Management Advisors, LLC
                             One Financial Center
                               Boston, MA 02111
                      ----------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-617-426-3750
                                                          --------------

                  Date of fiscal year end: November 30, 2006
                                           -----------------

                  Date of reporting period: November 30, 2006
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

[PHOTO]





 COLONIAL CALIFORNIA
 INSURED MUNICIPAL FUND





  Annual Report
  November 30, 2006





[LOGO] NOT FDIC INSURED May Lose Value
                        No Bank Guarantee

Economic Update - Colonial California Insured Municipal Fund





The US economy grew at a solid but uneven pace during the 12-month period that began December 1, 2005 and ended November 30, 2006. Gross domestic product
(GDP) growth was robust in the first quarter of 2006, as businesses created jobs at a brisk pace, industrial production rose and both personal spending and personal income moved higher. However, a weak housing market began to weigh on the economy, and the manufacturing sector contracted late in the period--registering its first downturn since the spring of 2003. Against this backdrop, economic growth averaged 3.0% for the 12-month period.

Between December and June, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, five times--to 5.25%. But as economic growth slowed, the Fed turned cautious and declined to increase the federal funds rate after its June meeting. Inflation also retreated during the period, which lent further support to the Fed's decision. Investors reacted favorably to the prospect of stable or possibly even lower interest rates and both the stock and bond markets rallied in the second half of the period.

Solid returns from fixed income markets

Although yields moved higher early in the period, the US fixed income markets delivered respectable returns, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.4%--slightly lower than where it started. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth.

The views expressed in the Economic Update and Portfolio Manager's report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Report - Colonial California Insured Municipal Fund


                        Price per share

                        as of 11/30/06 ($)
                        Market price              14.30
                        Net asset value           15.43
                        1-year total return

                        as of 11/30/06 (%)*
                        Market price               5.93
                        Net asset value            9.60
                        Lipper California Insured
                          Municipal Debt Funds
                          Classification average   8.62

  Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-730-6001 for the fund's most recent performance. Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. These figures will differ depending on the level of any discount from or premium to net asset value during the period.

                          Distributions declared per
                          common share

                          12/01/05 - 11/30/06 ($) 0.71

  A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the fund's ordinary income, and any market discount is taxable when distributed.



For the 12-month period ended November 30, 2006, Colonial California Insured Municipal Fund had a return of 5.93%, based on its market price. Changes in the market price of the fund's shares reflect investor demand and are not necessarily linked directly to changes in the fund's net asset value. The fund returned 9.60% based on investment at net asset value, which was greater than the 8.62% average return of its peer group, the Lipper California Insured Municipal Debt Funds Classification./1/

Longer maturity bonds and non-callable bonds drove performance
As the pace of economic growth slowed, the Federal Reserve Board (the Fed) curtailed its streak of 17 consecutive increases in the federal funds rate--a key short-term interest rate. The Fed's last hike brought the federal funds rate to 5.25% in June, and that's where it stood through the end of the period. While inflationary pressures remain, the Fed has said that it expects a slowing economy to keep inflation in check. The fixed income market also broadcasted muted inflationary expectations, sending prices higher and yields lower on bonds with maturities generally beyond 10 years. As a result, our exposure to bonds with maturities of 15 years and longer was rewarded during the period. We also believe that the fund had less exposure than its peer group to bonds maturing within five years, which contributed to its return, as did holdings with higher coupons that were purchased more than a year ago.

An emphasis on non-callable bonds also helped boost the fund's return, as these issues performed to their stated maturities. As yields rose and prices declined in the one- to 10-year maturity range, callable bonds were hurt, because they give the issuer the option to redeem the bonds prior to maturity date--typically ten years from the date of issuance--an option that became more attractive as yields on all but the shortest-maturity bonds declined.

General obligation bonds and special property tax bonds helped returns
The fund's holdings in local general obligation (GO) bonds issued by cities and towns (18.2% of net assets as of 11/30/06) performed well during the period. Strong performance from special property tax bonds (7.5% of net assets as of 11/30/06), which are generally issued by redevelopment agencies and secured by a dedicated stream of real property tax revenues, also helped the fund's return. Both sectors were buoyed by continued economic growth, and the fund's holdings within these sectors were in the maturity range of 20 years or longer. These bonds performed well. Many of these bonds also carried large coupons, which generated substantial interest income and contributed towards the fund's total return.

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.
*See page 12 for returns based on market price for the past five fiscal years.

Portfolio Manager's Report - Colonial California Insured Municipal Fund



                         Top 5 sectors

                         as of 11/30/06 (%)
                         Local General Obligations 18.2
                         Water & Sewer             16.0
                         Refunded/Escrowed          9.5
                         Local Appropriated         9.4
                         Special Property Tax       7.5
                         Quality breakdown

                         as of 11/30/06 (%)
                         AAA                       90.8
                         A                          5.4
                         BBB                        2.8
                         Non-Rated                  0.9
                         Cash & Equivalents         0.1

  Sector and quality breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings, Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.
  Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Because the fund is actively managed, there is no guarantee that the fund will continue to invest in these sectors or maintain this quality breakdown in the future.

Leveraged positions provided income

Generally rising short-term rates during the period increased the fund's payout rate to preferred shareholders and reduced the total income earned by the common shareholder. Yet, the fund continued to benefit from the leveraged positions made possible by the sale of preferred shares issued in 1999. Proceeds from the sale of these shares were invested in longer maturity, higher-yielding bonds which continued to give the fund an income advantage over its non-leveraged peers.

A stable outlook

In the years since its last recession (from 2001 to 2003), California has experienced moderate economic growth, an improved employment picture and rising tax revenues. However, operating expenses have continued to grow, generally consuming the added revenue. And the state has yet to resolve challenges arising from imbalances between revenue and expenditures and a lack of substantial reserves. With prices on homes declining, the housing market poses another risk to continued economic growth. Despite these issues, we believe the outlook for the state remains stable due to its broad and diverse economic base.

Portfolio Management

Kimberly Campbell has been the portfolio manager of Colonial California Insured Municipal Fund since October 2003. Ms Campbell has been with Columbia Management Advisors, LLC or its predecessors or affiliate organizations since 1995.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Investing in fixed-income securities may involve certain, risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Investment Portfolio - Colonial California Insured Municipal Fund
November 30, 2006

Municipal Bonds - 155.5%

                                                                                         Par ($)   Value ($)
Education - 9.2%
Education - 9.2%
CA Educational Facilities Authority Pepperdine University, Series 2005 A,
                                      Insured: AMBAC
                                      5.000% 12/01/35                                    1,000,000 1,075,760
                                    Pooled College & University, Series 2000 B,
                                      6.625% 06/01/20                                      250,000   271,080

CA University Enterprises, Inc.     Auxiliary Organization, Series 2005 A,
                                      Insured: FGIC
                                      4.375% 10/01/30                                    1,000,000   996,280

CA University Revenue               Series 2005 C, Insured: MBIA
                                      5.000% 11/01/29                                    1,500,000 1,616,220
                                    ---------------------------------------------------- --------- ---------
                                    Education Total                                                3,959,340
Education Total                                                                                    3,959,340
Health Care - 2.3%
Hospitals - 2.3%
CA Statewide Communities            Catholic Healthcare West, Series 1999,
Development Authority Revenue         6.500% 07/01/20                                      145,000   159,168
                                    Daughters of Charity Health, Series 2005 A,
                                      5.250% 07/01/30                                      500,000   532,675

CA Whittier Health Facility Revenue Presbyterian Intercommunity Hospital, Series 2002,
                                      5.750% 06/01/31                                      250,000   270,980
                                    ---------------------------------------------------- --------- ---------
                                    Hospitals Total                                                  962,823
Health Care Total                                                                                    962,823
Housing - 7.4%
Assisted Living/Senior - 4.8%

CA ABAG Finance Authority for       Odd Fellows Home, Series 1999, Insured: MBIA
Nonprofit Corps.                      6.000% 08/15/24                                    2,000,000 2,052,640
                                    ---------------------------------------------------- --------- ---------
                                    Assisted Living/Senior Total                                   2,052,640

Single-Family - 2.6%
CA Housing Finance Agency           Series 2006 E, AMT, Insured: FGIC
Revenue                               5.050% 02/01/26                                    1,000,000 1,042,800

CA Rural Home Mortgage Finance      Series 1998 A, AMT, Guarantor: GNMA
Authority                             6.350% 12/01/29                                       50,000    50,093
                                    Series 1998 B-5, AMT, Guarantor: FNMA
                                      6.350% 12/01/29                                       30,000    30,666
                                    ---------------------------------------------------- --------- ---------
                                    Single-Family Total                                            1,123,559
Housing Total                                                                                      3,176,199
Other - 17.4%
Refunded/Escrowed (a) - 14.9%
CA Infrastructure & Economic        Series 2003 A, Pre-refunded 07/01/26, Insured: AMBAC
Development Bank Revenue              5.125% 07/01/37                                    1,000,000 1,166,660

See Accompanying Notes to Financial Statements.

Colonial California Insured Municipal Fund
November 30, 2006

Municipal Bonds (continued)

                                                                                           Par ($)   Value ($)
Other (continued)
Refunded/Escrowed (a) (continued)
CA Oakland                        Harrison Foundation, Series 1999 A,
                                    Pre-refunded 01/01/10, Insured: AMBAC
                                    6.000% 01/01/29                                        1,000,000 1,075,530

CA Orange County Community        Ladera Ranch, Series 1999 1,
Facilities District                 Pre-refunded 08/15/09
                                    6.700% 08/15/29                                          200,000   220,004

CA Pacifica                       Series 1999, Pre-refunded 11/01/09, Insured: AMBAC
                                    5.875% 11/01/29                                        1,500,000 1,619,445

CA Public Works Board             Department of Health Services, Series 1999 A,
                                    Pre-refunded 11/01/09, Insured: MBIA
                                    5.750% 11/01/24                                        1,500,000 1,610,295

CA Statewide Communities          Certificates of Participation, Series 1999, Pre-refunded
Development Authority               07/01/10,
                                    6.500% 07/01/20                                          355,000   393,720
                                  Eskaton Village-Grass Valley, Series 2000, Pre-refunded
                                    11/15/10,
                                    8.250% 11/15/31                                          250,000   291,765
                                  -------------------------------------------------------- --------- ---------
                                  Refunded/Escrowed Total                                            6,377,419
Tobacco - 2.5%
CA Golden State Tobacco           Securitization Enhanced Asset Backed, Series 2005 A,
                                    Insured: FGIC
                                    5.000% 06/01/35                                        1,000,000 1,067,020
                                  -------------------------------------------------------- --------- ---------
                                  Tobacco Total                                                      1,067,020
Other Total                                                                                          7,444,439
Resource Recovery - 1.2%
Disposal - 1.2%
CA Salinas Valley Solid Waste     Series 2002, AMT, Insured: AMBAC
Authority                           5.125% 08/01/22                                          500,000   525,405
                                  -------------------------------------------------------- --------- ---------
                                  Disposal Total                                                       525,405
Resource Recovery Total                                                                                525,405
Tax-Backed - 74.4%
Local Appropriated - 14.6%
CA Los Angeles County Schools     Series 1999 A, Insured: AMBAC:
                                    (b) 08/01/18                                           2,020,000 1,242,240
                                   (b) 08/01/23                                            2,220,000 1,079,941

CA Sacramento Financing Authority Series 2006, Insured: AMBAC
                                    5.250% 12/01/26                                        1,000,000 1,183,410

CA San Bernardino County          Medical Center Financing, Series 1994, Insured: MBIA
                                    5.500% 08/01/17                                        2,500,000 2,784,025
                                  -------------------------------------------------------- --------- ---------
                                  Local Appropriated Total                                           6,289,616

                                See Accompanying Notes to Financial Statements.

Colonial California Insured Municipal Fund
November 30, 2006

Municipal Bonds (continued)

                                                                               Par ($)   Value ($)
Tax-Backed (continued)
Local General Obligations - 28.3%
CA Allan Hancock California Joint  Series 2006 A, Insured: FSA
Community College District           4.375% 08/01/31                           1,000,000  1,004,260

CA Culver City Unified School      Series 2005, Insured: FSA
District Financing Authority         5.500% 08/01/25                           1,000,000  1,209,230

CA Golden West Schools Financing   Placentia Yorba Linda Unified, Series 2006,
Authority                            Insured: AMBAC
                                     5.500% 08/01/23                           1,000,000  1,190,620

CA Newhall School District         Series 2004, Insured: FGIC
                                     5.000% 05/01/20                             500,000    563,165

CA Pomona Unified School District  Series 2000 A, Insured: MBIA
                                     6.550% 08/01/29                           1,000,000  1,345,400

CA Rancho Santiago Community       Series 2005 B, Insured: FSA
College District                     5.125% 09/01/29                           1,000,000  1,171,930

CA Rescue Unified School District  Series 2005, Insured: MBIA
                                     (b) 09/01/26                              1,125,000    482,693

CA San Diego Unified School        Series 2000 B, Insured: MBIA
District                             6.000% 07/01/19                           1,000,000  1,217,310

CA Temecula Valley Unified School  Series 2004, Insured: FSA
District                             5.000% 08/01/20                             500,000    564,055

CA Union Elementary School         Series 1999 A, Insured: FGIC
District                             (b) 09/01/18                              1,630,000  1,008,171

CA Vallejo City Unified School     Series 2002 A, Insured: MBIA
District                             5.900% 08/01/25                             500,000    618,480

CA West Contra Costa Unified       Series 2001 A, Insured: MBIA
School District                      5.700% 02/01/23                             500,000    577,760

CA West Covina Unified School      Series 2002 A, Insured: MBIA
District                             5.800% 02/01/21                             500,000    580,090

CA Yuba City Unified School        Series 2000, Insured: FGIC
District                             (b) 09/01/18                              1,000,000    618,510
                                   ------------------------------------------- --------- ----------
                                   Local General Obligations Total                       12,151,674
Special Non-Property Tax - 9.3%
CA San Francisco City & County     Series 1994, Insured: FSA
Hotel Tax Agency                     6.750% 07/01/25                           1,000,000  1,015,670

CA San Jose Redevelopment          Series 2006 C, Insured: MBIA
Agency Tax Allocation                4.250% 08/01/30                           1,000,000    982,360

PR Commonwealth of Puerto Rico     Series 1996 Y,
Highway & Transportation Authority   5.500% 07/01/36                             500,000    559,635
                                   Series 1996 Y, Insured: FSA
                                     5.500% 07/01/36                           1,000,000  1,141,520

See Accompanying Notes to Financial Statements.

Colonial California Insured Municipal Fund
November 30, 2006

Municipal Bonds (continued)

                                                                               Par ($)   Value ($)
Tax-Backed (continued)
Special Non-Property Tax (continued)
                                 Series 2002 E, Insured: FSA
                                   5.500% 07/01/21                               250,000    295,702
                                 --------------------------------------------- --------- ----------
                                 Special Non-Property Tax Total                           3,994,887
Special Property Tax - 11.6%
CA Fontana Public Finance        North Fontana Redevelopment, Series 2005 A,
Authority                          Insured: AMBAC
                                   5.000% 10/01/29                             1,000,000  1,069,920

CA Huntington Beach Community    Series 2001-1,
Facilities District                6.450% 09/01/31                               100,000    108,205

CA Huntington Park Public        Series 2004, Insured: FSA
Financing Authority Revenue        5.250% 09/01/19                             1,000,000  1,116,690

CA Lancaster Financing Authority Redevelopment Project No. 5 & 6, Series 2003,
                                   Insured: MBIA
                                   5.250% 02/01/20                             1,075,000  1,222,114

CA Long Beach Bond Finance       Tax Allocation Revenue,
Authority                          Series 2006 C, Insured: AMBAC
                                   5.500% 08/01/31                               750,000    925,335

CA Oceanside Community           Downtown Redevelopment Project, Series 2003,
Development Commission             5.700% 09/01/25                               500,000    538,670
                                 --------------------------------------------- --------- ----------
                                 Special Property Tax Total                               4,980,934
State Appropriated - 4.0%
CA Public Works Board            Department of Mental Health,
                                   Coalinga State Hospital, Series 2004 A,
                                   5.500% 06/01/19                               500,000    558,700
                                  Series 2006 F, Insured: FGIC
                                  5.250% 11/01/19                              1,000,000  1,142,520
                                 --------------------------------------------- --------- ----------
                                 State Appropriated Total                                 1,701,220
State General Obligations - 6.6%
CA State                         Series 2002, Insured: AMBAC
                                   6.000% 02/01/17                             1,000,000  1,195,090
                                 Series 2003,
                                   5.250% 02/01/20                               500,000    568,425
                                 Series 2004,
                                   5.000% 02/01/22                             1,000,000  1,061,100
                                 --------------------------------------------- --------- ----------
                                 State General Obligations Total                          2,824,615
Tax-Backed Total                                                                         31,942,946
Transportation - 8.6%
Airports - 3.8%
CA Port of Oakland               Series 2002 K, AMT, Insured: FGIC
                                   5.750% 11/01/29                             1,000,000  1,065,580

CA San Diego County Regional     Series 2005, AMT, Insured: AMBAC
Airport Authority                  5.250% 07/01/20                               500,000    559,980
                                 --------------------------------------------- --------- ----------
                                 Airports Total                                           1,625,560

                                See Accompanying Notes to Financial Statements.

Colonial California Insured Municipal Fund
November 30, 2006

Municipal Bonds (continued)

                                                                                     Par ($)   Value ($)
Transportation (continued)
Ports - 3.1%
CA San Diego Unified Port District Series 2004 B, Insured: MBIA
Revenue                              5.000% 09/01/29                                 1,250,000  1,328,263
                                   ------------------------------------------------- --------- ----------
                                   Ports Total                                                  1,328,263
Transportation - 1.7%
CA San Francisco Bay Area Rapid    Series 2005 A, Insured: MBIA
Transit Financing Authority          5.000% 07/01/30                                   685,000    736,402
                                   ------------------------------------------------- --------- ----------
                                   Transportation Total                                           736,402
Transportation Total                                                                            3,690,225
Utilities - 35.0%
Investor Owned - 7.6%
CA Pollution Control Financing     Pacific Gas & Electric Co., Series 1996 A, AMT,
Authority                            Insured MBIA
                                     5.350% 12/01/16                                 1,000,000  1,077,360
                                   San Diego Gas & Electric Co., Series 1991 A, AMT,
                                     6.800% 06/01/15                                   500,000    593,210
                                   Southern California Edison Co., Series 1999 B,
                                     Insured: MBIA
                                     5.450% 09/01/29                                 1,500,000  1,579,065
                                   ------------------------------------------------- --------- ----------
                                   Investor Owned Total                                         3,249,635
Municipal Electric - 2.5%
CA Los Angeles Department of       Series 2004, Insured: MBIA
Water & Power Waterworks             5.000% 07/01/22                                 1,000,000  1,075,000
                                   ------------------------------------------------- --------- ----------
                                   Municipal Electric Total                                     1,075,000
Water & Sewer - 24.9%
CA Culver City                     Series 1999 A, Insured: FGIC
                                     5.700% 09/01/29                                 1,500,000  1,607,400

CA El Dorado Irrigation District   Series 2004 A, Insured: FGIC
                                     5.000% 03/01/21                                 1,000,000  1,070,150

CA Elsinore Valley Municipal Water Series 2002, Insured: FGIC
District                             5.375% 07/01/18                                 1,160,000  1,328,733

CA Los Angeles Department Water    Sub-series 2006 A-2, Insured: AMBAC
& Power Waterworks Systems           5.000% 07/01/27                                 1,000,000  1,081,420

CA Metropolitan Water District     Series 2005 A, Insured: FSA
of Southern California               5.000% 07/01/30                                 1,000,000  1,075,040

CA Pico Rivera Water Authority     Series 1999 A, Insured: MBIA
Revenue                              5.500% 05/01/29                                 2,000,000  2,410,760

CA Pomona Public Financing         Series 1999 AC, Insured: FGIC
Authority                            5.500% 05/01/29                                 1,000,000  1,051,600

CA Westlands Water District        Certificates of Participation, Series 2005 A,
Revenue                              Insured: MBIA
                                     5.000% 09/01/30                                 1,000,000  1,063,850
                                   ------------------------------------------------- --------- ----------
                                   Water & Sewer Total                                         10,688,953
Utilities Total                                                                                15,013,588
                                   Total Municipal Bonds (Cost of $61,644,530)                 66,714,965

See Accompanying Notes to Financial Statements.

Colonial California Insured Municipal Fund
November 30, 2006

Short-Term Obligation - 0.2%

                                                                                  Par ($) Value ($)
Variable Rate Demand Note (c) - 0.2%
CA Infrastructure & Economic Rand Corp., Series 2002 B, Insured: AMBAC,
Development Bank Revenue       SPA: JPMorgan Chase Bank
                               3.470% 04/01/42                                    100,000     100,000
                             ---------------------------------------------------- ------- -----------
                             Variable Rate Demand Note Total                                  100,000

                             ---------------------------------------------------- ------- -----------
                             Total Short-Term Obligation (Cost of $100,000)                   100,000

                             ---------------------------------------------------- ------- -----------
                             Total Investments - 155.7% (Cost of $61,744,530) (d)          66,814,965

                             ---------------------------------------------------- ------- -----------
                             Auction Preferred Shares Plus Cumulative Unpaid
                              Distributions - (57.0)%                                     (24,463,594)

                             ---------------------------------------------------- ------- -----------
                             Other Assets & Liabilities, Net - 1.3%                           564,157

                             ---------------------------------------------------- ------- -----------
                             Net Assets - 100.0%                                           42,915,528

                              Notes to Investment Portfolio:
                           (a)The Fund has been informed that each issuer has
                              placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
                           (b)Zero coupon bond.
                           (c)Variable rate demand note. This security is
                              payable upon not more than one, seven or thirty business days' notice. Put bonds and notes have a demand feature that matures within one year. The interest rate changes periodically. The interest rate shown reflects the rate as of November 30, 2006.
                           (d)Cost for federal income tax purposes is
                              $61,690,374.

                              At November 30, 2006, the composition of the Fund by revenue source is as follows:

        Holdings by Revenue Source (Unaudited)          % of Net Assets
        --------------------------------------          ---------------
        Tax-Backed                                            74.4%
        Utilities                                             35.0
        Other                                                 17.4
        Education                                              9.2
        Transportation                                         8.6
        Housing                                                7.4
        Health Care                                            2.3
        Resource Recovery                                      1.2
                                                             -----
                                                             155.5
        Short-Term Obligation                                  0.2
        Auction Preferred Shares Plus Cumulative Unpaid
         Distributions                                       (57.0)
        Other Assets & Liabilities, Net                        1.3
                                                             -----
                                                             100.0%
                                                             =====

                Acronym Name
                ------- ----
                 AMBAC  Ambac Assurance Corp.
                 AMT    Alternative Minimum Tax
                 FGIC   Financial Guaranty Insurance Co.
                 FNMA   Federal National Mortgage Association
                 FSA    Financial Security Assurance, Inc.
                 GNMA   Government National Mortgage Association
                 MBIA   MBIA Insurance Corp.
                 SPA    Stand-by Purchase Agreement

                                See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Colonial California Insured Municipal Fund

November 30, 2006

                                                                                                    ($)
Assets                      Investments, at cost                                                    61,744,530
                                                                                                    ----------
                            Investments, at value                                                   66,814,965
                            Cash                                                                         7,525
                            Receivable for:
                             Investments sold                                                        2,067,745
                             Interest                                                                  869,242
                            Expense reimbursement due from Investment Advisor                           16,887
                            Deferred Trustees' compensation plan                                         9,349
                            ----------------------------------------------------------------------- ----------
                            Total Assets                                                            69,785,713

Liabilities                 Payable for:
                             Investments purchased                                                   2,135,550
                             Futures variation margin                                                    1,663
                             Distributions -- common shares                                            158,504
                             Distributions -- preferred shares                                          13,594
                             Investment advisory fee                                                    25,645
                             Pricing and bookkeeping fees                                                6,134
                             Trustees' fees                                                                872
                             Custody fee                                                                   367
                             Audit fee                                                                  29,500
                             Reports to shareholders                                                    31,618
                             Preferred shares remarketing commissions                                    1,174
                             Chief compliance officer expenses                                             598
                            Deferred Trustees' fees                                                      9,349
                            Other liabilities                                                            5,617
                            ----------------------------------------------------------------------- ----------
                            Total Liabilities                                                        2,420,185

Auction Preferred Shares    978 shares issued and outstanding at $25,000 per share                  24,450,000

                            ----------------------------------------------------------------------- ----------

Composition of Net Assets
Applicable to Common Shares Paid-in capital -- common shares                                        39,376,142
                            Undistributed net investment income                                         35,346
                            Accumulated net realized loss                                           (1,566,395)
                            Net unrealized appreciation on investments                               5,070,435
                            ----------------------------------------------------------------------- ----------
                            Net assets at value applicable to 2,780,771 common shares of beneficial
                              interest outstanding                                                  42,915,528

                            ----------------------------------------------------------------------- ----------
                            Net asset value per common share                                             15.43

                            ----------------------------------------------------------------------- ----------

See Accompanying Notes to Financial Statements.

Statement of Operations- Colonial California Insured Municipal Fund

For the Year Ended November 30, 2006

                                                                                                     ($)
Investment Income                 Interest                                                           3,150,198

Expenses                          Investment advisory fee                                              427,705
                                  Transfer agent fee                                                    33,414
                                  Pricing and bookkeeping fees                                          85,499
                                  Trustees' fees                                                        12,306
                                  Preferred shares remarketing commissions                              61,195
                                  Custody fee                                                            5,442
                                  Audit fee                                                             41,781
                                  Reports to shareholders                                               37,048
                                  Chief compliance officer expenses                                      3,746
                                  Other expenses                                                        26,012
                                  ------------------------------------------------------------------ ---------
                                  Total Expenses                                                       734,148

                                  Fees and expenses waived or reimbursed by Investment Advisor        (304,617)
                                  Custody earnings credit                                               (1,462)
                                  ------------------------------------------------------------------ ---------
                                  Net Expenses                                                         428,069

                                  ------------------------------------------------------------------ ---------
                                  Net Investment Income                                              2,722,129

Net Realized and Unrealized Gain  Net realized gain on:
(Loss) on Investments and Futures  Investments                                                         337,358
Contracts                          Futures contracts                                                    48,018
                                  ------------------------------------------------------------------ ---------
                                  Net realized gain                                                    385,376

                                  Net change in unrealized appreciation on:
                                   Investments                                                       1,463,626
                                   Futures contracts                                                     2,147
                                  ------------------------------------------------------------------ ---------
                                   Net change in unrealized appreciation                             1,465,773
                                  ------------------------------------------------------------------ ---------
                                  Net Gain                                                           1,851,149

                                  ------------------------------------------------------------------ ---------
                                  Net Increase Resulting from Operations                             4,573,278

Less Distributions Declared to
Preferred Shareholders            From net investment income                                          (754,735)
                                  ------------------------------------------------------------------ ---------
                                  Net Increase Resulting from Operations Applicable to Common Shares 3,818,543

                                See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Colonial California Insured Municipal Fund


Increase (Decrease) in Net Assets: Year Ended November 30,                                 2006 ($)    2005 ($)
Operations                         Net investment income                                    2,722,129   2,825,741
                                   Net realized gain on investments and futures contracts     385,376   1,433,896
                                   Net change in unrealized appreciation (depreciation) on
                                     investments and futures contracts                      1,465,773  (2,001,238)
                                   -------------------------------------------------------------------------------
                                   Net Increase from Operations                             4,573,278   2,258,399

Less Distributions Declared to
Preferred Shareholders             From net investment income                                (754,735)   (482,024)
                                   -------------------------------------------------------------------------------
                                   Increase Resulting from Operations Applicable to
                                    Common Shares                                           3,818,543   1,776,375
                                   -------------------------------------------------------------------------------

Less Distributions Declared to
Common Shareholders                From net investment income                              (1,979,909) (2,330,286)
                                   -------------------------------------------------------------------------------
                                   Total Increase (Decrease) Resulting from Operations
                                    Applicable to Common Shares                             1,838,634    (553,911)

Net Assets Applicable to Common
Shares                             Beginning of period                                     41,076,894  41,630,805
                                   End of period (including undistributed net investment
                                     income of $35,346 and $61,489, respectively)          42,915,528  41,076,894
                                   -------------------------------------------------------------------------------

Number of Fund Shares              Common Shares:
                                    Outstanding at end of period                            2,780,771   2,780,771
                                   -------------------------------------------------------------------------------

                                   Preferred Shares:
                                    Outstanding at end of period                                  978         978
                                   -------------------------------------------------------------------------------

See Accompanying Notes to Financial Statements.

Financial Highlights - Colonial California Insured Municipal Fund

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):

                                                                                         Year Ended November 30,
                                                                              2006     2005     2004      2003     2002
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $ 14.77  $ 14.97  $ 15.21   $ 15.30  $ 15.78

Income from Investment Operations:
Net investment income (a)                                                        0.98     1.02     1.03      1.10     1.17
Net realized and unrealized gain (loss) on investments, futures contracts and
  written options                                                                0.66    (0.21)   (0.26)    (0.09)   (0.46)
                                                                              -------  -------  -------   -------  -------
Total from Investment Operations                                                 1.64     0.81     0.77      1.01     0.71

Less Common Share Equivalent of Distributions Declared to Preferred
 Shareholders:
From net investment income                                                      (0.27)   (0.17)   (0.09)    (0.08)   (0.12)
                                                                              -------  -------  -------   -------  -------
Total from Investment Operations Applicable to Common Shareholders               1.37     0.64     0.68      0.93     0.59

Less Distributions Declared to Common Shareholders:
From net investment income                                                      (0.71)   (0.84)   (0.92)    (1.02)   (1.07)
                                                                              -------  -------  -------   -------  -------

Net Asset Value, End of Period                                                $ 15.43  $ 14.77  $ 14.97   $ 15.21  $ 15.30
                                                                              -------  -------  -------   -------  -------
Market price per share - common shares                                        $ 14.30  $ 14.20  $ 13.61   $ 15.60  $ 16.40
                                                                              -------  -------  -------   -------  -------
Total return - based on market value - common shares (b)(c)                      5.93%   10.63%   (6.99)%    1.65%    5.67%

Ratios to Average Net Assets/Supplemental Data:
Expenses (d)(e)(f)                                                               1.04%    0.95%    0.87%     0.88%    0.86%
Voluntary waiver/reimbursement (e)                                               0.42%    0.31%    0.21%     0.26%    0.23%
Net investment income before preferred stock dividends (d)(e)                    6.58%    6.72%    6.89%     7.17%    7.57%
Net investment income after preferred stock dividends (d)(e)                     4.76%    5.57%    6.30%     6.63%    6.81%
Portfolio turnover rate                                                            16%      29%      16%       10%      11%
Net assets, end of period (000's) - common shares                             $42,916  $41,077  $41,631   $42,260  $42,432

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(c)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%, except for the year ended November 30, 2004 which had an impact of 0.01% and the year ended November 30, 2003 which had an impact of 0.02%.
(e)Ratios reflect average net assets available to common shares only.
(f)Ratios calculated using average net assets including auction preferred shares of the Fund, including the effect of custody credits equals 0.65%, 0.60%, 0.55%, 0.55%, and 0.55% for the years ended November 30, 2006,
   November 30, 2005, November 30, 2004, November 30, 2003 and November 30, 2002, respectively.

                                See Accompanying Notes to Financial Statements.

Asset Coverage Requirements - Colonial California Insured Municipal Fund


                                             Involuntary
                      Total       Asset      Liquidating Average
                      Amount      Coverage   Preference  Market Value
                      Outstanding Per Share* Per Share   Per Share
           ----------------------------------------------------------
           11/30/06   $24,450,000  $68,881     $25,014     $25,000
           11/30/05    24,450,000   67,001      25,012      25,000
           11/30/04    24,450,000   67,567      25,003      25,000
           11/30/03    24,450,000   68,211      25,002      25,000
           11/30/02    24,450,000   68,387      25,002      25,000
           11/30/01    24,450,000   69,661      25,001      25,000
           11/30/00**  24,450,000   67,891      25,019      25,000


* Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing the amount by the number of Auction Preferred Shares outstanding.
**On December 10, 1999, the Fund began offering Auction Preferred Shares.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Colonial California Insured Municipal Fund

November 30, 2006

Note 1. Organization
Colonial California Insured Municipal Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a closed-end management investment company and is operating as a diversified investment company.

Investment Goal
The Fund seeks to provide current income generally exempt from ordinary federal income tax and California State personal income tax.

Fund Shares
The Fund may issue an unlimited number of common shares. On December 10, 1999, the Fund issued 978 Auction Preferred Shares ("APS").

Note 2. Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in open end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts
The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for

Colonial California Insured Municipal Fund

November 30, 2006

trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Income Recognition
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Federal Income Tax Status
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions to common shareholders are recorded on the ex-date. Distributions to Auction Preferred shareholders are recorded daily and payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on November 30, 2006, was 3.00%. For the year ended November 30, 2006, the Fund declared dividends to Auction Preferred shareholders amounting to $754,735, representing an average dividend rate of 3.09% per APS.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Colonial California Insured Municipal Fund

November 30, 2006


                  Undistributed  Accumulated
                  Net Investment Net Realized
                  Income         Loss         Paid-In Capital
                  $(13,628)      $13,628      $--

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2006 and November 30, 2005 was as follows:

                                        November 30, November 30,
                                        2006         2005
               Distributions paid from:
               Tax-Exempt Income         $2,734,644   $2,812,194
               Ordinary Income*                  --          116
               Long-Term Capital Gains           --           --

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

            Undistributed Undistributed Undistributed
            Tax-Exempt    Ordinary      Long-term     Net Unrealized
            Income        Income        Capital Gains Appreciation*
            $163,099      $--           $--           $5,124,591

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2006, based on cost of investments for federal income tax purposes, was:

                    Unrealized appreciation     $5,125,107
                    Unrealized depreciation           (516)
                    Net unrealized appreciation $5,124,591

The following capital loss carryforwards, determined as of November 30, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

                  Year of Expiration Capital Loss Carryforward
                  2011                             $176,833
                  2012                               70,908
                  Total                            $247,741

Capital loss carryforwards of $390,552 were utilized during the year ended November 30, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee at the annual rate of 0.65% of the Fund's average weekly net assets, including assets applicable to the APS. Columbia contractually agreed to waive a portion of its investment advisory fee through November 30, 2006, so that such fee would not exceed the annual rate of 0.45% of the Fund's average weekly net assets, including assets applicable to the APS.

Colonial California Insured Municipal Fund

November 30, 2006


Columbia has also contractually agreed to waive a portion of its investment advisory fee for the years ending November 30, 2007, 2008 and 2009 so that the Fund's investment advisory fees will not exceed the annual rates of 0.50%, 0.55% and 0.60%, respectively.

Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain functions to State Street Bank & Trust Company ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee (exclusive of out-of-pocket expenses and charges) shall not exceed $140,000.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended November 30, 2006, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.130% of the Fund's average daily net assets.

Fee Waivers
Columbia has voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of investment advisory fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.20% annually of the Fund's average weekly net assets, including assets applicable to APS. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Custody Credits
The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the
Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees
All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time.
Obligations of the plan will be paid solely out of the Fund's assets.

Other
Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended November 30, 2006, the Fund paid $2,498 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information
For the year ended November 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $10,979,356 and $10,523,531, respectively.

Note 6. Preferred Shares
The Fund currently has outstanding 978 APS. The APS have a liquidation preference of $25,000 per APS plus accumulated but unpaid dividends and have certain class-specific preferences over the common shares. The dividend rate on the APS is set, typically every seven days, through an auction process. Dividends on the APS are cumulative. Each holder of the APS is entitled to one vote per APS. Unless otherwise required by law or under the terms of the bylaws, each holder of APS has the same voting rights as common shareholders and will vote together with common shareholders as a single class. The holders of APS, voting as a separate class, have the right to: (a) elect at least two Trustees, (b) elect a majority of

Colonial California Insured Municipal Fund

November 30, 2006

the Trustees at any time when dividends on the APS are due and unpaid for two full years, and (c) vote on certain matters affecting the rights of the APS.

Under the Act, the Fund is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.
APS agreement and in accordance with the guidelines prescribed by the APS' rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2006, there were no such restrictions on the Fund.

Note 7. Disclosure of Significant Risks and Contingencies

Concentration of Credit Risk
The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's Investor Services, Inc. or rated AAA by Standard & Poor's. At November 30, 2006, investments supported by private insurers that represent greater than 5% of the total investments of the Fund were as follows:

                                                    % of Total
                 Insurer                            Investments
                 MBIA Insurance Corp.                  36.5
                 Ambac Assurance Corp.                 22.4
                 Financial Guaranty Insurance Corp.    18.8
                 Financial Security Assurance, Inc.    12.9

Geographic Concentration
The Fund has greater than 5% of its total investments at November 30, 2006 invested in debt obligations issued by the state of California and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

High-Yield Securities
Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an

Legal Proceedings
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other

Colonial California Insured Municipal Fund

November 30, 2006

mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, the market price of fund shares could decline.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

Report of Independent Registered Public Accounting Firm


To the Trustees and the Shareholders of Colonial California Insured Municipal
Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial California Insured Municipal Fund (the "Fund") at November 30, 2006, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 25, 2007

Unaudited Information - Colonial California Insured Municipal Fund


Federal Income Tax Information
100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

For the calendar year ended December 31, 2006, 7.13% of distributions from net investment income is subject to the alternative minimum tax.

Dividend Reinvestment Plan

Colonial California Insured Municipal Fund

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional Common Shares of the Fund by Computershare (the "Plan Agent"), as agent under the Plan, unless a Common Shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the Common Shareholder. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan will be paid by check mailed directly to the record holder by the Plan Agent, as dividend paying agent.

The Plan Agent will furnish each person who buys shares in the offering with written information relating to the Plan. Included in such information will be procedures for electing to receive distributions in cash (or, in the case of shares held in the name of a broker or nominee who does not participate in the Plan, procedures for having such shares registered in the name of the shareholder so that such shareholder may participate in the Plan).

If the Trustees of the Fund declare a dividend (including a capital gain dividend) payable either in shares or in cash, as holders of shares may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares valued as set forth below. Whenever a market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the distribution, participants will be issued shares at the net asset value most recently determined as provided under "Net Asset Value" in the Fund's prospectus and its Statement of Additional Information, but in no event less than 95% of the market price. If the net asset value of the shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend (including a capital gain dividend) payable only in cash, the Plan Agent will, as agent for the participants, use the cash that the shareholders would have received as a dividend to buy shares in the open market, the American Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend (including a capital gain dividend) had been paid in shares issued by the Fund. The Plan Agent will apply all cash received as a dividend (including a capital gain dividend) to purchase shares on the open market as soon as practicable after the payment date of such dividend, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

There is no charge to participants for reinvesting dividends (including capital gain dividends). The Plan Agent's fees for handling the reinvestment of dividends (including capital gain dividends) will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends (including capital gain dividends).

The automatic reinvestment of dividends (including capital gain dividends) will not relieve participants of any income tax which may be payable on such dividends. The amount of the dividend for tax purposes may vary depending on whether the Fund issues new Common Shares or purchases them on the open market.

The Plan may be amended or terminated on 30 days' written notice to Plan participants. Contact the Plan Agent for additional information regarding the Plan. All correspondence concerning the Plan should be directed to Computershare by mail at P.O. Box 43010, Providence, RI 02940-3010, or by phone at 1-800-730-6001.

Fund Governance - Colonial California Insured Municipal Fund


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

  Independent Trustees

Name, address and year of birth,    Principal occupation(s) during past five years, Number
Position with Funds, Year first     of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/(1)/ Trustee, Other directorships held

 Douglas A. Hacker (Born 1955)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Independent business executive since May, 2006;
 Advisors, LLC                      Executive Vice President-Strategy of United Airlines
 One Financial Center               (airline) from December, 2002 to May, 2006; President
 Boston, MA 02111                   of UAL Loyalty Services (airline marketing company)
 Trustee (since 1996)               from September, 2001 to December, 2002; Executive Vice
                                    President and Chief Financial Officer of United
                                    Airlines from July, 1999 to September, 2001. Oversees
                                    81, Nash Finch Company (food distributor); Aircastle
                                    Limited (aircraft leasing)

 Janet Langford Kelly (Born 1957)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Deputy General Counsel-Corporate Legal Services,
 Advisors, LLC                      ConocoPhillips (integrated petroleum company) since
 One Financial Center               August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason&
 Boston, MA 02111                   Gette LLP (law firm) from March, 2005 to July, 2006;
 Trustee (since 1996)               Adjunct Professor of Law, Northwestern University,
                                    from September, 2004 to June, 2006, Director, UAL
                                    Corporation (airline) from February, 2006 to July,
                                    2006; Chief Administrative Officer and Senior Vice
                                    President, Kmart Holding Corporation (consumer goods),
                                    from September, 2003 to March, 2004; Executive Vice
                                    President-Corporate Development and Administration,
                                    General Counsel and Secretary, Kellogg Company (food
                                    manufacturer), from September, 1999 to August, 2003.
                                    Oversees 81, None

 Richard W. Lowry (Born 1936)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Private Investor since August, 1987 (formerly Chairman
 Advisors, LLC                      and Chief Executive Officer, U.S. Plywood Corporation
 One Financial Center               (building products manufacturer) until 1987). Oversees
 Boston, MA 02111 Trustee           81, None
 (since 1995)

 Charles R. Nelson (Born 1943)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Professor of Economics, University of Washington,
 Advisors, LLC                      since January, 1976; Ford and Louisa Van Voorhis
 One Financial Center               Professor of Political Economy, University of
 Boston, MA 02111                   Washington, since September, 1993; Director, Institute
 Trustee (since 1981)               for Economic Research, University of Washington from
                                    September, 2001 to June, 2003; Adjunct Professor of
                                    Statistics, University of Washington, since September,
                                    1980; Associate Editor, Journal of Money Credit and
                                    Banking, since September, 1993; consultant on
                                    econometric and statistical matters. Oversees 81, None

 John J. Neuhauser (Born 1942)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            University Professor, Boston College since November,
 Advisors, LLC                      2005; Academic Vice President and Dean of Faculties,
 One Financial Center               Boston College from August, 1999 to October, 2005.
 Boston, MA 02111                   Oversees 81, None
 Trustee (since 1985)

Fund Governance (continued) - Colonial California Insured Municipal Fund


Name, address and year of birth,       Principal occupation(s) during past five years, Number
Position with Funds, Year first        of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/(1)/    Trustee, other directorships held

Patrick J. Simpson (Born 1944)
----------------------------------------------------------------------------------------------
c/o Columbia Management                Partner, Perkins Coie LLP (law firm). Oversees 81, None
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)

Thomas E. Stitzel (Born 1936)
----------------------------------------------------------------------------------------------
c/o Columbia Management                Business Consultant since 1999; Chartered Financial
Advisors, LLC                          Analyst. Oversees 81, None
One Financial Center
Boston, MA 02111
Trustee (since 1998)

Thomas C. Theobald (Born 1937)
----------------------------------------------------------------------------------------------
c/o Columbia Management                Partner and Senior Advisor, Chicago Growth Partners
Advisors, LLC                          (private equity investing) since September, 2004;
One Financial Center                   Managing Director, William Blair Capital Partners
Boston, MA 02111                       (private equity investing) from September, 1994 to
Trustee and Chairman of the Board/(2)/ September, 2004. Oversees 81, Anixter International
(since 1996)                           (network support equipment distributor); Ventas, Inc.
                                       (real estate investment trust); Jones Lang LaSalle
                                       (real estate management services); Ambac Financial
                                       Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
----------------------------------------------------------------------------------------------
c/o Columbia Management                Retired since 1997 (formerly General Manager, Global
Advisors, LLC                          Education Industry, IBM Corporation (computer and
One Financial Center                   technology) from 1994 to 1997). Oversees 81, None
Boston, MA 02111 Trustee
(since 1998)

  Interested Trustee
  ------------------         ------------------------------------------------------

William E. Mayer (Born 1940)
------------------------------------------------------------------------------------
c/o Columbia Management      Partner, Park Avenue Equity Partners (private equity)
Advisors, LLC                since February, 1999; Dean and Professor, College of
One Financial Center         Business, University of Maryland, 1992 to 1997.
Boston, MA 02111             Oversees 81, Lee Enterprises (print media), WR
Trustee/(3)/ (since 1994)    Hambrecht + Co. (financial service provider); Reader's
                             Digest (publishing)

/1/In December 2000, the boards of each of the former Liberty Funds and former
   Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

/2/Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

/3/Mr. Mayer is an "interested person" (as defined in the Investment Company
   Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Fund Governance (continued) - Colonial California Insured Municipal Fund



  Officers

Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia funds, year
first elected or appointed to office

 Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
 One Financial Center                Head of Mutual Funds since August, 2004 and Managing
 Boston, MA 02111                    Director of Columbia Management Advisors, LLC ("the
 President (since 2004)              Advisor") since September, 2005; President and Chief
                                     Executive Officer, CDC IXIS Asset Management Services,
                                     Inc. (investment management) from September, 1998 to
                                     August, 2004.

 James R. Bordewick, Jr.
 (Born 1959)
--------------------------------------------------------------------------------------------
 One Financial Center                Associate General Counsel, Bank of America since
 Boston, MA 02111                    April, 2005; Senior Vice President and Associate
 Senior Vice President,              General Counsel, MFS Investment Management (investment
 Secretary and Chief Legal Officer   management) prior to April, 2005.
 (since 2006)

 J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
 One Financial Center                Managing Director of the Advisor since February, 1998.
 Boston, MA 02111
 Senior Vice President, Chief
 Financial Officer and Treasurer
 (since 2000)

 Linda J. Wondrack (Born 1964)
--------------------------------------------------------------------------------------------
 One Financial Center                Director (Columbia Management Group LLC and Investment
 Boston, MA 02111                    Product Group Compliance), Bank of America since June
 Senior Vice President, Chief        2005; Director of Corporate Compliance and Conflicts
 Compliance Officer                  Officer, MFS Investment Management (investment
 (since 2007)                        management), August 2004 to May 2005; Managing
                                     Director, Deutsche Asset Management (investment
                                     management) prior to August 2004.

 Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
 One Financial Center                Director of Fund Administration of the Advisor since
 Boston, MA 02111                    January, 2006; Managing Director of the Advisor
 Chief Accounting Officer and        September, 2004 to December, 2005; Vice President Fund
 Assistant Treasurer (since 2004)    Administration of the Advisor June, 2002 to September,
                                     2004. Vice President Product Strategy and Development
                                     of the Advisor from February, 2001 to June, 2002.

 Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
 One Financial Center                Director of Fund Administration of the Advisor since
 Boston, MA 02111                    January, 2006; Fund Controller of the Advisor from
 Deputy Treasurer (since 2006)       October 2004 to January 2006; Vice President of CDC
                                     IXIS Asset Management Services, Inc. (investment
                                     management) from August, 2000 to September, 2004.

Fund Governance (continued) - Colonial California Insured Municipal Fund


Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia Funds, year
first elected or appointed to office

   Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Head of Tax/Compliance and Assistant
   Deputy Treasurer (since 2006)     Treasurer of the Advisor from November, 2004 to
                                     December, 2005; Director of Trustee Administration
                                     (Sarbanes-Oxley) of the Advisor from May, 2003 to
                                     October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

   Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Vice President of the Advisor from
   Deputy Treasurer (since 2006)     July, 2002 to December, 2005; Assistant Vice president
                                     and Director, State Street Corporation (financial
                                     services) prior to 2002.

   Barry S. Vallan (Born 1969)
--------------------------------------------------------------------------------------------
   One Financial Center              Vice President-Fund Treasury of the Advisor since
   Boston, MA 02111                  October, 2004; Vice President- Trustee Reporting of
   Controller (since 2006)           the Advisor from April, 2002 to October, 2004;
                                     Management Consultant, PricewaterhouseCoopers
                                     (independent registered public accounting firm) prior
                                     to October, 2002.

Board Consideration and Re-Approval of Investment Advisory Agreement


The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale
The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors
The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

.. so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

.. the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

Summary of Management Fee Evaluation by Independent Fee Consultant


INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc./1/ ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

/1/CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
/2/I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on oneyear returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint...Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

  III. Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed income funds maintained the relatively high performance level of 2005 in 2006.

5.The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies
7.The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed income Funds.

8.The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process
10.The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale
11.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of
  scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
12.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits
13.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale
3.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees
4.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability
5.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION
The following list generally describes the sources and types of information that were used in preparing this report.
1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

Important Information About This Report

Colonial California Insured Municipal Fund

  Transfer Agent

  Computershare
  P.O. Box 43010
  Providence, RI 02940-3010

The fund mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the fund.

Financial advisors who want additional information about the fund may speak to a representative at 800-426-3750.

A description of the fund's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

This report has been prepared for shareholders of Colonial California Insured Municipal Fund.

                                    [GRAPHIC]


COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                                                                  ANNUAL REPORT

                                            SHC-42/115519-1106 (01/07) 07/33221

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) The registrant's Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended November 30, 2005.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $26,900                   $24,100

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $13,700                   $13,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports and rating agency reviews.

During the fiscal years ended November 30, 2006 and November 30, 2005, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                       $4,100                    $3,600

Tax Fees consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended November 30, 2006 and November 30, 2005, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                         $0                        $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $505,500                  $255,500

In both fiscal years 2006 and 2005, All Other Fees include internal control reviews of the registrant's investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant ("Adviser Affiliates"), if the engagement relates directly to the operations and financial reporting of the registrant.

   The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively "Fund Services"); (ii) non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively "Fund-related Adviser Services"); and
(iii) certain other audit and non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the "de minimis" requirements set forth under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

   Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

   The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

                                     *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2006 and November 30, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $523,300                  $272,300

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to Columbia Management Advisors, LLC (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor may also address potential material conflicts of interest by delegating the proxy to an independent third party voting agent.

The Advisor's Proxy Committee is composed of representatives of the Advisor's investment management team, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, at least annually, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained a third party vendor to implement its proxy voting process. The vendor provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER

KIMBERLY A. CAMPBELL, a senior vice president of Columbia Management Advisors, LLC, is the manager for the Fund and has managed the Fund since October 2003. Ms. Campbell has been associated with Columbia Management Advisors, LLC or its predecessors since 1995.

(2) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio manager managed as of the Fund's fiscal year-end.

                           Other SEC-
                        registered open-
                       end and closed-end     Other pooled
                             funds          investment vehicles    Other accounts
                     ---------------------- ------------------- --------------------
                     Number of              Number of           Number of
Portfolio Manager    accounts     Assets    accounts    Assets  accounts    Assets
-----------------    --------- ------------ ---------   ------  --------- ----------
Kimberly A. Campbell     2     $2.7 billion     0         $0       12     $1 million

None of these accounts are subject to an advisory fee that is based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia Management Advisors, LLC believes are faced by investment professionals at most major financial firms. Columbia Management Advisors, LLC and the Trustees of the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

    . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

    . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

    . The trading of other accounts could be used to benefit higher-fee accounts (front-running).

    . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia Management Advisors, LLC's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Columbia Management Advisors, LLC 's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia Management Advisors, LLC and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Columbia Management Advisors, LLC or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia Management Advisors, LLC, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Columbia Management Advisors, LLC and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

(3) COMPENSATION

As of the Fund's most recent fiscal year end, the portfolio manager received all of her compensation from Columbia Management Advisors, LLC and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing the manager's three- and five-year performance. Columbia Management Advisors, LLC may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

 Portfolio Manager         Performance Benchmark     Peer Group
 -----------------         ------------------------  ------------------------
 Kimberly A. Campbell      Lehman Brothers           Lipper California
                           Municipal Bond Index      Insured Municipal Debt
                                                     Funds (Leveraged)

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC 's profitability for the year, which is influenced by assets under management.

(4) OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio manager listed above at the end of the Fund's most recent fiscal year:

                     Dollar Range of Equity Securities in the Fund Beneficially
Portfolio Manager    Owned
-----------------    ----------------------------------------------------------
Kimberly A. Campbell None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                        Registrant Purchases of Equity Securities*
                                                          (c)
                                                    Total Number of            (d)
                              (a)         (b)     Shares Purchased as   Maximum Number of
                          Total Number  Average    Part of Publicly    Shares that May Yet
                           of Shares   Price Paid Announced Plans or   Be Purchased Under
Period                     Purchased   Per Share       Programs       the Plans or Programs
------                    ------------ ---------- ------------------- ---------------------
06/01/06 through 06/30/06      83        $13.92            83                  N/A
07/01/06 through 07/31/06      86        $13.49            86                  N/A
08/01/06 through 08/31/06      84        $13.95            84                  N/A
09/01/06 through 09/30/06      93        $14.15            93                  N/A
10/01/06 through 10/31/06      86        $14.06            86                  N/A
11/01/06 through 11/30/06     113        $14.29           113                  N/A
                              ---        ------           ---                  ---
Total                         545        $13.99           545                  N/A
                              ---        ------           ---                  ---

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              Colonial California Insured Municipal Fund
                          ------------------------------------------

By (Signature and Title)  /s/ Christopher L. Wilson
                          ------------------------------------------
                          Christopher L. Wilson, President

Date                      January 25, 2007
                          ------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Christopher L. Wilson
                          ------------------------------------------
                          Christopher L. Wilson, President

Date                      January 25, 2007
                          ------------------------------------------

By (Signature and Title)  /s/ J. Kevin Connaughton
                          ------------------------------------------
                          J. Kevin Connaughton, Treasurer

Date                      January 25, 2007
                          ------------------------------------------